Exhibit 99.1

Exhibit 99.1 Press Release, dated July 26, 2023

NEWS RELEASE

July 26, 2023

Perpetua Resources Signs Definitized Agreement for Critical Minerals Award of $24.8 million under the Defense Production Act

Definitized Technology Investment Agreement between Perpetua Resources and U.S. Department of Defense establishes full not-to-exceed award amount of $24,812,062

Defense Production Act Title III funding is designed to support construction readiness activities and environmental studies as the Stibnite Gold Project continues through the permitting process

Stibnite Gold Project is poised to be the only domestically mined source of the critical mineral antimony, which is essential for national defense

BOISE, ID – Perpetua Resources Corp. (Nasdaq: PPTA / TSX: PPTA) announced today that its wholly owned subsidiary, Perpetua Resources Idaho, Inc. (collectively, “Perpetua Resources” or “Perpetua” or the “Company”), definitized its previously announced Technology Investment Agreement (“TIA”) of up to $24.8 million under Title III of the Defense Production Act (“DPA”). The funding objective of the TIA, issued by the Air Force Research Laboratory, is to complete environmental and engineering studies necessary to obtain a Final Environmental Impact Statement, a Final Record of Decision, and other ancillary permits to sustain the domestic production of antimony trisulfide capability for defense energetic materials.

Antimony trisulfide is essential to national defense as a key component for munitions yet there is no U.S. mined supply. Perpetua plans to re-establish a domestic supply of the critical mineral antimony as a by-product of one of the highest-grade open pit gold resources in the United States. The DPA funding allows the Company to advance the construction readiness of the Stibnite Gold Project while the Company continues through the ongoing permitting process, led by the United States Forest Service (“USFS”).

Under the funding agreement, Perpetua may request reimbursement for certain costs incurred over 24 months related to environmental baseline data monitoring, environmental and technical studies and other activities related to advancing Perpetua’s construction readiness and permitting process for the Stibnite Gold Project. The DPA funding does not interrupt the ongoing National Environmental Policy Act (“NEPA”) review process. On July 25, 2023, the TIA was definitized with the Department of Defense, establishing the full not-to-exceed amount of $24,812,062. The definitized TIA did not change any other material terms of the undefinitized TIA between Perpetua and the Department of Defense, which was previously announced by the Company on December 19, 2022.

“Perpetua is excited to have a definitized agreement in place with the Department of Defense to support our continued advancement of the Stibnite Gold Project through permitting and toward a construction decision,” said Laurel Sayer, President and CEO of Perpetua Resources. “Our vision remains unchanged, which is to redevelop a world class gold deposit, provide the country with the critical mineral antimony, and restore an abandoned brownfield site. Today, we continue to build momentum towards turning our vision into a reality.”

For further information about Perpetua Resources Corp., please contact:

Chris Fogg

Investor Relations Manager

chris.fogg@perpetuacorp.us

Info@perpetuacorp.us

Mckinsey Lyon

Vice President External Affairs

media@perpetua.us

Website: www.perpetuaresources.com

About Perpetua Resources and the Stibnite Gold Project

Perpetua Resources Corp., through its wholly owned subsidiaries, is focused on the exploration, site restoration and redevelopment of gold-antimony-silver deposits in the Stibnite-Yellow Pine district of central Idaho that are encompassed by the Stibnite Gold Project.  The Project is one of the highest-grade, open pit gold deposits in the United States and is designed to apply a modern, responsible mining approach to restore an abandoned mine site and produce both gold and the only mined source of antimony in the United States. Further advancing Perpetua Resources’ ESG and sustainable mining goals, the Project will be powered by the lowest carbon emissions grid in the nation and a portion of the antimony produced from the Project will be supplied to Ambri, a US-based company commercializing a low-cost liquid metal battery essential for the low-carbon energy transition. Perpetua Resources has been awarded a Technology Investment Agreement of $24.8 million in Defense Production Act Title III funding to advance construction readiness and permitting of the Project. Antimony trisulfide from Stibnite is the only known domestic source of antimony that can meet U.S. defense needs for many small arms, munitions, and missile types. In addition to the company’s commitments to transparency, accountability, environmental stewardship, safety and community engagement, Perpetua Resources adopted formal ESG commitments which can be found here.

Forward-Looking Information and Cautionary Note

Investors should be aware that the publication of the SDEIS and the permitting schedule, and the identification by the USFS of the Modified Mine Plan as the Preferred Alternative in the SDEIS, does not indicate any commitments on the part of the USFS with regard to the content or timing of a final decision. In developing the Final Environmental Impact Statement ("FEIS"), the next phase of the NEPA planning process, the USFS may select various actions based on the Modified Mine Plan or each of the alternatives analyzed in the SDEIS. Furthermore, the USFS is not bound by the permitting schedule and anticipated milestones may be delayed materially or not be satisfied.

Distribution A. Approved for Public Release AFRL-2023-0552

Statements contained in this news release that are not historical facts are "forward-looking information" or "forward-looking statements" (collectively, "Forward-Looking Information") within the meaning of applicable Canadian securities legislation and the United States Private Securities Litigation Reform Act of 1995. Forward-Looking Information includes, but is not limited to, disclosure regarding possible events, next steps and courses of action including environmental clean up actions by us and our contractors; our ability to comply with and obtain permits related to the Stibnite Gold Project; actions to be taken by the Department of Defense, USFS, the State of Idaho and other government agencies and regulatory bodies; anticipated approval of reimbursement requests under the TIA; our ability to successfully implement and fund the Project and the occurrence of the expected benefits from the Project; the timing of updates from the USFS related to the Stibnite Gold Project, including with respect to the FEIS, DROD and ROD; predictions regarding improvements to water quality, water temperature, and fish habitats and other environmental conditions at the site, including with respect to process and timing of such improvements; reduction of the Project footprint and the anticipated benefits and other effects thereof; our ability to successfully implement the Project and the occurrence of the expected benefits from the Project, including contributions to the workforce, national security and clean energy transition; our and Ambri Inc.'s ability to perform under the supply agreement, which agreement is subject to certain conditions, including identification of one or more refiners to transform our antimony concentrate into antimony metal, and mutual agreement on certain material terms, including volume and pricing. In certain cases, Forward-Looking Information can be identified by the use of words and phrases or variations of such words and phrases or statements such as "anticipate", "expect" "plan", "likely", "believe", "intend", "forecast", "project", "estimate", "potential", "could", "may", "will", "would" or "should". In preparing the Forward-Looking Information in this news release, Perpetua Resources has applied several material assumptions, including, but not limited to, assumptions that the full amount of the DPA award will be funded on the expected timeline; assumptions that the current exploration, development, environmental and other objectives concerning the Stibnite Gold Project can be achieved and that its other corporate activities will proceed as expected; that general business and economic conditions will not change in a materially adverse manner and that permitting and operations costs will not materially increase; the review process under the NEPA (including any joint review process involving the USFS, the State of Idaho and other agencies and regulatory bodies) as well as the FEIS will proceed in a timely manner and as expected; that we will be able to obtain sufficient funding to finance permitting, pre-construction and construction of the Project and that all requisite information will be available in a timely manner. Forward-Looking Information involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Perpetua Resources to be materially different from any future results, performance or achievements expressed or implied by the Forward-Looking Information. Such risks and other factors include, among other things, changes in laws and regulations and changes in the application of standards pursuant to existing laws and regulations which may result in unforeseen results in the permitting process; uncertainty surrounding input to be received from regulators and community stakeholders; risks related to dependence on key personnel; risks related to unforeseen delays in the review process including availability of personnel from the USFS, State of Idaho and other stated, federal and local agencies and regulatory bodies (including, but not limited to, future US government shutdowns); risks related to opposition to the Project; risks related to increased or unexpected costs in operations or the permitting process; risks that necessary financing will be unavailable when needed on acceptable terms, or at all; risks related to the outcome of litigation and potential for delay of the Project, as well as those factors discussed in Perpetua Resources' public filings with the U.S. Securities and Exchange Commission (the "SEC") and its Canadian disclosure record. Although Perpetua Resources has attempted to identify important factors that could affect Perpetua Resources and may cause actual actions, events or results to differ materially from those described in Forward-Looking Information, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that Forward-Looking Information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on Forward-Looking Information. For further information on these and other risks and uncertainties that may affect the Company's business and liquidity, see the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's filings with the SEC, including Perpetua’s Annual Report on Form 10-K filed with the SEC on March 16, 2023 and Quarterly Reports on Form 10-Q filed with the SEC, which are available at www.sec.gov and with the Canadian securities regulators, which are available at www.sedar.com. Except as required by law, Perpetua Resources does not assume any obligation to release publicly any revisions to Forward-Looking Information contained in this news release to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Distribution A. Approved for Public Release AFRL-2023-0552